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                                       EX-10.40
                                     [LETTERHEAD]

                                                      November 14, 1996

Mr. Jack C. West
Mr. Scott Levy
Puro Water Group, Inc.
56-45 58th Street
Maspeth, New York 11378

    Re: Consulting Agreement with Puro Water group, Inc., formerly known as Puro Corporation of America ("Puro"), dated January 29, 1994 (the "Agreement")
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Dear Jack and Scott:

    Reference is made to the Agreement and, specifically, Paragraph 1 thereof. This letter serves to confirm that the undersigned waives any and all rights to receive consideration from Puro or any third party arising out of Paragraph 1 of the Agreement in connection with the contemplated initial public offering of common stock of Puro.

                                            Sincerely,


                                            /s/ Peter T. Dixon
                                            -----------------------------------
                                            Peter T. Dixon